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                                                                    EXHIBIT 10.5

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                          Susquehanna Bancshares, Inc.
                      26 North Cedar Street, P.O. Box 1000
                              Lititz, PA 17543-7000
                                 (717) 626-4721

Irrevocable Standby Letter of Credit Number 2

March 11, 2002

Applicant
HAL WAREHOUSE FUNDING 2002-1 LLC
C/O HANN FINANCIAL SERVICE CORP.
ONE CENTRE DRIVE
JAMESBURG, NJ 08831

Beneficiary
GALLEON CAPITAL CORPORATION
C/O STATE STREET GLOBAL MARKETS, LLC
225 FRANKLIN STREET
18TH FLOOR
BOSTON, MA 02110

We hereby authorize the Beneficiary to draw on Susquehanna Bancshares, Inc. up to the aggregate amount of Twenty Million U.S. Dollars (U.S. $20,000,000) ("Letter of Credit Amount") or such lower amount to which the Letter of Credit Amount shall be reduced as described below, effective immediately and expiring as provided below. Partial and multiple drawings under this Letter of Credit are permitted.

Subject to the foregoing and the further provisions of this Irrevocable Standby Letter of Credit, you may make a demand for payment by presentation to the following address:

               Susquehanna Bancshares, Inc.
               Attention: Chief Financial Officer
               26 North Cedar Street
               Lititz, PA 17543

of your drawing certificate in the form of Exhibit "A" hereto, appropriately completed and signed by your duly authorized officer. If your drawing certificate is so presented to the address set forth previously at or before 11:00 a.m., Lititz, Pennsylvania time, on any business day, payment will be made to you of the amount demanded in same day funds before the close of business on the same business day. If your drawing certificate is presented to the address set forth previously after 11:00 a.m., Lititz, Pennsylvania time, on any business day, payment will be made to you of the amount of requested in same day funds before the close of business on the next business day. "Business day" means any day on which banks are not authorized to remain closed in Lititz, Pennsylvania. We hereby engage with drawer that drafts drawn in conformity with the terms of this Letter of Credit will be duly honored upon presentation.

In the event of a draw under this Letter of Credit, the Beneficiary is required to present the original Letter of Credit, and any amendments which may be issued in the future, with any/all other documents required by this Letter of Credit for endorsement of drawing and return if balance remains for future possible draws.

The aggregate amount available under this Letter of Credit shall be reduced following our honoring any draft drawn hereunder in an amount equal to the amount of such draft.

All bank charges and commissions incurred by us in connection with the issuance or administration of this Letter of Credit (including any drawing hereunder) shall be for account of the Applicant.

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This Letter of Credit shall expire on the close of business at the aforesaid address on January 31, 2007. You shall promptly surrender this Letter of Credit to us upon such expiration.

This Letter of Credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be amended, modified, amplified or limited by reference to any document, instrument or agreement referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates (other than the Exhibit attached hereto), and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

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                          Susquehanna Bancshares, Inc.
                      26 North Cedar Street, P.O. Box 1000
                              Lititz, PA 17543-7000
                                 (717) 626-4721

THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE INTERNATIONAL STANDBY PRACTICES 1998 (ISP 98) AND BY THE UNIFORM COMMERCIAL CODE OF THE COMMONWEALTH OF PENNSYLVANIA.

SUSQUEHANNA BANCSHARES, INC.


/s/ Drew K. Hostetter
----------------------------------          ----------------------------------
AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE

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                    EXHIBIT A TO IRREVOCABLE LETTER OF CREDIT

                               DRAWING CERTIFICATE

Susquehanna Bancshares, Inc.
26 North Cedar Street
Lititz, Pennsylvania 17543
Attention: Chief Financial Officer

     Drawn under Credit No. 2 Susquehanna Bancshares, Inc. ("SBI")

Ladies and Gentlemen:

     We refer to your Irrevocable Letter of Credit No. 2 (the "SBI Letter of Credit"). Capitalized terms used herein shall have the meanings set forth in the SBI Letter of Credit or, if not defined therein, in the Loan Agreement dated as of March 11, 2002 (the "Loan Agreement") among HAL Warehouse Funding 2002-1 LLC (the "Borrower"), Galleon Capital Corporation and State Street Global Markets, LLC.

          1. The undersigned hereby demands payment of $              under the
                                                        -------------
SBI Letter of Credit (the "Demand Amount").

          2. The undersigned hereby certifies that a Primary LOC Draw Event has occurred.

          3. On or prior to the date hereof, , (a) $              (the "SBI Paid
                                                    -------------
Amount") has been drawn and paid under the SBI Letter of Credit, (b)
$                 (the "First Tennessee Paid Amount") has been drawn and paid
 ----------------
under the Irrevocable Standby Credit No. S023062 issued by First Tennessee Bank
National Association and (c) $                 (the "State Street Paid Amount")
                              ----------------
has been drawn and paid under Irrevocable Standby Credit No. [_] issued by State Street Bank & Trust Company. The sum of the SBI Paid Amount and the Demand Amount does not exceed $20,000,000.

          4. Payment of the Demand Amount, together with the SBI Paid Amount, the First Tennessee Paid Amount and the State Street Paid Amount is less than or equal to the Letter of Credit Limit.

          5. Please wire the amount demanded hereunder to account no. [insert wire instructions for the Letter of Credit Draw Account].

          6. [The original of the SBI Letter of Credit is returned to you herewith.] [The original of the SBI Letter of Credit will be delivered to you by overnight courier for delivery on the next business day.]

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Dated:              , 200 .
       -------------     -

                                            GALLEON CAPITAL CORPORATION


                                            By:
                                                --------------------------------
                                            Title:
                                                   -----------------------------

                                       2